Guggenheim Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850
Supplement dated July 29, 2026
to the currently effective Class A, Class C, Institutional Class, Class P and Class R6 shares
Guggenheim Funds Trust Statutory Prospectuses and Statement of Additional Information
(“SAI”), dated January 31, 2026, as supplemented from time to time
This supplement provides new and additional information beyond that contained in the Statutory
Prospectuses and SAI and should be read in conjunction with the foregoing documents.
A.  Guggenheim Core Bond Fund
Effective July 30, 2026, the Fund’s non‑fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in particular investments (its “80% Investment Policy”), is being modified in connection with amendments to Rule 35d‑1 under the Investment Company Act of 1940, as amended. The changes to the Fund’s 80% Investment Policy are not expected to materially impact the manner in which the Fund is managed.
Effective July 30, 2026, the Fund’s Statutory Prospectuses are revised as follows:
The following replaces in its entirety the first sentence of the first paragraph under the heading “Principal Investment Strategies” in the “Fund Summary” section of the Fund’s Statutory Prospectuses:
In pursuit of its objective, the Fund will invest, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in core bonds. Core bonds are investment grade fixed-income securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), to be of comparable quality).
B.  Guggenheim Limited Duration Fund
Effective September 27, 2026, the Fund’s Statutory Prospectuses are revised as follows:
The following replaces in its entirety the first sentence of the first paragraph under the heading “Principal Investment Strategies” in the “Fund Summary” section of the Fund’s Statutory Prospectuses:
The Fund intends to pursue its investment objective by investing, under normal circumstances, primarily in a diversified portfolio of debt securities, financial instruments that should perform similarly to debt securities and investment vehicles that provide exposure to debt securities, and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure (i.e., similar economic characteristics) to fixed-income markets.
C.  Changes to the Statutory Prospectuses and SAI
Effective July 30, 2026, each Fund’s Prospectuses and SAI, as applicable, are revised as follows:

The following replaces in its entirety the first paragraph in the “Additional Information Regarding Investment Objectives and Strategies” section of the Funds’ Statutory Prospectuses:
The Board of Trustees of the Funds may change a Fund’s investment objective and strategies at any time without shareholder approval. A Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Should a Fund with a name (i) that includes terms suggesting that the Fund focuses its investments in: a particular type of investment or investments; a particular industry or group of industries; particular countries or geographic regions; or investments that have, or whose issuers have, particular characteristics, or (ii) suggesting that the Fund’s distributions are exempt from Federal income tax or from both Federal and State income tax, change its policy (an “80% investment policy”) adopted pursuant to Rule 35d‑1 under the Investment Company Act of 1940 (“1940 Act”), to invest, under normal circumstances, at least 80% of the value of its assets (net assets, plus the amount of any borrowings for investment purposes) in investments in accordance with the investment focus that the Fund’s name suggests, the Fund (other than the Guggenheim Municipal Income Fund) will provide shareholders at least 60 days’ notice prior to making the change. With respect to the Guggenheim Municipal Income Fund, the Fund cannot change its 80% investment policy without shareholder approval. For purposes of determining a Fund’s compliance with the Fund’s 80% investment policy (if applicable), the Fund may, to the extent permitted by its investment strategies, seek to obtain exposure to investments consistent with the investment focus that the Fund’s name suggests, through a variety of investment vehicles, principally closed‑end funds, exchange-traded funds (“ETFs”) and other mutual funds where the identity of those underlying portfolio securities can be reasonably determined or where the fund has an 80% investment policy to invest in investments consistent with the investment focus that the Fund’s name suggests. In such cases, the Fund may look through to the underlying holdings of investment companies in which the Fund invests or may include the entire value of the Fund’s investment in other appropriate investment companies without looking through to the holdings of such investment companies. As with any investment, there can be no guarantee a Fund will achieve its investment objective.
For purposes of determining compliance with a Fund’s 80% investment policy, the Fund will value any derivatives instrument or physical short position using calculation required by the applicable 1940 Act regulation. Derivatives instruments will be counted toward the Fund’s 80% investment policy to the extent they provide investment exposure to investments included within that policy or to one or more of the market risk factors associated with investments included in that policy.
The following replaces in its entirety the sixth paragraph in the “Additional Information Regarding Investment Objectives and Strategies” section of the Funds’ Statutory Prospectuses:
The Funds’ investment policies, limitations and other guidelines typically apply at the time an investment is made. As a result, a Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation unless otherwise required by applicable law or regulation. As a result, the Fund may in some instances be required to sell certain portfolio holdings at a time that is disadvantageous or otherwise not desired.
The following replaces in its entirety the first paragraph in the “Investment Restrictions” section of the Funds’ SAI:
Each of the Funds operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (1) 67% or more of a Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of a Fund’s outstanding shares. Other restrictions in the form of operating policies are subject to change by a Fund’s Board of Trustees without shareholder approval; however, should any Fund with a name that includes terms suggesting that the Fund focuses its investments in: a particular type of investment or investments; a particular industry or group of industries; particular countries or geographic regions; or investments that have, or whose issuers have, particular characteristics, change its policy of investing in at least 80% of the value of its assets (net assets, plus the amount of any borrowings for investment purposes) investments in accordance with the investment focus that the Fund’s name suggests, the Fund will provide shareholders at least 60 days’ notice prior to making the change, or such other period as is required by applicable law, as interpreted or modified by a regulatory authority having jurisdiction from time to time. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations or otherwise require the sale of portfolio investments, except with respect to the borrowing limitation or as otherwise required by applicable law or regulation. With regard to the borrowing limitation, each Fund will comply with the applicable restrictions of Section 18 of the 1940 Act. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of a Fund. Calculation of a Fund’s total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund’s Prospectus or SAI will not include cash collateral held in connection with the Fund’s securities lending activities.
Please retain this supplement for future reference.
SUPP-GFT-2-0726x0127